Exhibit 99.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Texas Regional Bancshares, Inc. (“the Company”) on Form 10-Q for the quarter ended March 31, 2003 as filed with the Securities and Exchange Commissions on the date hereof (the “Report”), I, Glen E. Roney, Chairman of the Board, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)               The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)               The information contained in the Report fairly presents, in all material respects, the consolidated financial condition and results of operations of the Company.

/s/ G. E. Roney
Glen E. Roney Chairman of the Board, President & Chief Executive Officer